Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  This FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of June 11, 2004 by and among All American Semiconductor, Inc., a Delaware corporation (the "Company"), Harris Trust and Savings Bank, as Administrative Agent (the "Agent"), U.S. Bank National Association, as Co-Agent (the "Co-Agent") and the lenders from time to time party thereto (the "Lenders").

                  WHEREAS, the Company, the Agent, the Co-Agent and the Lenders are parties to a certain Credit Agreement dated as of May 14, 2003 (as such agreement may have been or may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the Company has requested that the Agent and the Lenders agree to amend certain provisions of the Credit Agreement, as more particularly set forth herein;

                  NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

                  2. Amendments. Subject to prior satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Clause (b) of the definition of "Borrowing Base" set forth in Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(b) the least of (i) $45,000,000, (ii) up to 40% of the value (computed at the lower of market or cost using the first-in first-out method of Inventory valuation applied by the Borrower in accordance with GAAP but excluding from any such value inventoriable variances (defined herein to mean that portion of capitalized overhead costs which represent the portion of such costs in excess of standard overhead costs which are needed to state the Borrower's Inventory at actual FIFO cost and intercompany profits associated with intercompany sales) of Eligible Inventory and (iii) 100% of the amount derived pursuant to clause (a) above;"

                  (b) Clause (d) of the definition of "Eligible Receivables" set forth in Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(d) it has not remained unpaid in whole or in part more than 90 days from and after its invoice date; or, in the case of an aggregate amount of up to $3,000,000 of Receivables subject to 30 to 60 day extended payment terms, it has not remained unpaid in whole or in part more than 120 days after its invoice date;"

                  (c) The proviso contained in clause (g) of the definition of "Eligible Receivables" set forth in Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "provided, that the Administrative Agent agrees to consider on a case-by-case basis, in its reasonable business judgment, treating as Eligible Receivables those Receivables owing from Account Debtors that are multinational corporations operating in industrialized countries outside of the United States or Canada (other than the Province of Quebec) up to an aggregate amount of (x) $8,000,000 during the period from June 11, 2004 through and including November 11, 2004 and (y) $3,000,000 at all times thereafter;"

                  (d) A new definition of "First Amendment" is hereby inserted into Section 5.1 (Definitions) of the Credit Agreement, in appropriate alphabetical order, as follows:

                  "First Amendment" means that certain First Amendment to Credit Agreement dated as of June 11, 2004 among the Company, the Administrative Agent, the Co-Agent and the Lenders.

                  (e)      The definition of "Revolving Credit Commitment" in
Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Revolving Credit Commitment" means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrower and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $85,000,000 on the date hereof.

                  (f) Clause (g) of Section 8.9 (Investments, Acquisitions, Loans and Advances) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(g) intercompany advances and capital contributions made from time to time by the Borrower to AASI UK, at a time when no Event of Default is in existence (unless otherwise agreed by the Required Lenders), in an aggregate amount not to exceed $2,500,000 at any time outstanding;"

                  (g) Clause (n) of Section 8.9 (Investments, Acquisitions, Loans and Advances) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(n) intercompany advances, capital contributions and other investments made from time to time by the Borrower to AASI Korea, at a time when no Event of Default is in existence (unless otherwise agreed by the Required Lenders), in an aggregate amount not to exceed $2,500,000 at any time outstanding; and;"

                  (h) Clause (o) of Section 8.9 (Investments, Acquisitions, Loans and Advances) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(o) intercompany advances, capital contributions and other investments made from time to time by the Borrower to a Foreign Subsidiary other than AASI UK, AASI Mexico or AASI Korea at a time when no Event of Default is in existence (unless otherwise agreed by the Required Lenders), in an aggregate amount not to exceed $5,000,000 at any time outstanding."

                  (i) Section 8.21 (Subordinated Debt) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Section 8.21.  Subordinated Debt.

                  No Designated Company shall amend or modify any of the terms or conditions relating to Subordinated Debt or make any voluntary repayment thereof or effect any voluntary redemption thereof or make any payment on account of Subordinated Debt which is prohibited under the terms of any instrument or agreement subordinating the same to the Obligations; provided that, notwithstanding the foregoing, the Borrower may repay up to $5,150,000 of the 1994 Debt at its maturity on June 13, 2004, so long as (a) no Event of Default or Default is then in existence or would be caused after giving affect thereto and (b) average weekly Excess Availability for the one (1) month period preceding the consummation of such repayment (calculated as if the First Amendment was effective as of May 1, 2004), as reflected in the recalculated Borrowing Base Certificates delivered by the Borrower for the weeks ended May 14, 2004, May 21, 2004, May 28,

         2004 and June 4, 2004, is equal to at least $10,000,000 and Excess Availability immediately after such repayment is equal to at least $7,000,000."

                  (j) Schedule 1 (Revolving Credit Commitments) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

                  3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

                  (a) The Company shall have executed and delivered this Amendment, together with such other documents, agreements and instruments as Agent may require, each in form and substance satisfactory to Agent, including, without limitation, each Reaffirmation of Guaranty attached hereto, fully-executed Amended and Restated Revolving Notes ("A/R Notes") issued to each Lender in an aggregate principal amount of $85,000,000, fully-executed certified board resolutions of the Company authorizing the execution of this Amendment and the A/R Notes, a good standing certificate of the Company from the State of Delaware, the Company's Certificate of Incorporation certified by the State of Delaware, and a legal opinion issued by the Company's counsel;

                  (b) no Default or Event of Default shall have occurred and be continuing; and

                  (c) the Company shall have paid to the Agent, for the pro rata benefit of the Lenders whose Revolving Credit Commitments increased as a result of the First Amendment, in proportion to the amount of such increases, an amendment fee equal to $100,000.

                  4. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Company and that this Amendment has been duly executed and delivered by the Company, (b) each of the representations and warranties set forth in Section 6 of the Credit Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof and after giving effect to the terms hereof, and (c) no Default or Event of Default shall have occurred and be continuing before or immediately after giving effect to this Amendment.

                  5. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

                  6. Severability; Counterparts. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

                  7. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

                  8. Return of Revolving Notes. Each Lender agrees that promptly after the effectiveness of this Amendment and delivery to such Lender of the applicable A/R Note, it shall deliver to Agent, and Agent shall promptly deliver to the Company for cancellation, such Lender's existing Revolving Note.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


                                   ALL AMERICAN SEMICONDUCTOR, INC.,
                                     a Delaware corporation


                                   By: /s/ BRUCE M. GOLDBERG
                                       ---------------------------------------
                                   Name:  Bruce M. Goldberg
                                          ------------------------------------
                                   Title: President & CEO
                                          ------------------------------------

                                   HARRIS TRUST AND SAVINGS BANK, as
                                    Administrative Agent and as a Lender


                                   By: /s/ WILLIAM J. KANE
                                       ---------------------------------------
                                   Name:  William J. Kane
                                          ------------------------------------
                                   Title: Vice President
                                          ------------------------------------

                                   U.S. BANK NATIONAL ASSOCIATION, as Co-Agent
                                     and as a Lender


                                   By: /s/ THOMAS VISCONTI
                                       ---------------------------------------
                                   Name:  Thomas Visconti
                                          ------------------------------------
                                   Title: Vice President
                                          ------------------------------------

                                   GMAC COMMERCIAL FINANCE LLC, as a Lender


                                   By: /s/ PAMELA D. PETRICK
                                       ---------------------------------------
                                   Name:  Pamela D. Petrick
                                          ------------------------------------
                                   Title: Vice President
                                          ------------------------------------

                                   PNC BANK, NATIONAL ASSOCIATION, as a Lender


                                   By: /s/ LEE LABINE
                                       ---------------------------------------
                                   Name:  Lee Labine
                                          ------------------------------------
                                   Title: Vice President
                                          ------------------------------------

                                    EXHIBIT A
                                    ---------

                         SCHEDULE I TO CREDIT AGREEMENT

                          Revolving Credit Commitments


              NAME OF LENDER                         REVOLVING CREDIT COMMITMENT

Harris Trust and Savings Bank                               $25,000,000.00

U.S. Bank National Association                              $20,000,000.00

GMAC Commercial Finance LLC                                 $20,000,000.00

PNC Bank, National Association                              $20,000,000.00
                                                   -----------------------------
TOTAL                                                       $85,000,000.00

                            REAFFIRMATION OF GUARANTY


                  In order to induce Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain First Amendment to Credit Agreement of even date herewith (the "Amendment"), each of the undersigned hereby reaffirms its obligations under that certain Master Corporate Guaranty dated as of May 14, 2003 by it favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003 by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

                  Each of the undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

                  This Reaffirmation of Guaranty is dated as of June 11, 2004.


                            Access Micro Products, Inc.
                            All American A.V.E.D., Inc.
                            All American Added Value, Inc.
                            All American Semiconductor of Atlanta, Inc.
                            All American Semiconductor of Chicago, Inc.
                            All American Semiconductor of Florida, Inc.
                            All American Semiconductor of Huntsville, Inc.
                            All American Semiconductor of Massachusetts, Inc. All American Semiconductor of Michigan, Inc.
                            All American Semiconductor of Minnesota, Inc.
                            All American Semiconductor of New York, Inc.
                            All American Semiconductor of Philadelphia, Inc.
                            All American Semiconductor of Phoenix, Inc.
                            All American Semiconductor of Portland, Inc.
                            All American Semiconductor of Rockville, Inc.
                            All American Semiconductor of Salt Lake, Inc.
                            All American Semiconductor of Texas, Inc.
                            All American Semiconductor-Northern California, Inc. All American Semiconductor of Washington, Inc.
                            All American Technologies, Inc.
                            All American Transistor of California, Inc.
                            Aved Industries, Inc.
                            Palm Electronics Manufacturing Corp.
                            All American Semiconductor of Ohio, Inc.
                            All American Semiconductor of Wisconsin, Inc.
                            All American Semiconductor of Rhode Island, Inc.
                            All American IDT, Inc.


                            Each by: /s/ BRUCE M. GOLDBERG
                                     -----------------------------------------
                            Its: President
                                 ---------------------------------------------

                            AMERICAPITAL, LLC

                            By:  All American Semiconductor, Inc.,
                                 its sole member


                            By: /s/ BRUCE M. GOLDBERG
                                ----------------------------------------------
                            Its: President & CEO
                                 ---------------------------------------------

                            REAFFIRMATION OF GUARANTY


                  In order to induce Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain First Amendment to Credit Agreement of even date herewith (the "Amendment"), the undersigned hereby reaffirms its obligations under that certain Corporate Guaranty and Covenant dated as of May 14, 2003 by it favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003 by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

                  The undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

                  This Reaffirmation of Guaranty is dated as of June 11, 2004.


                                      ALL AMERICAN SEMICONDUCTOR OF CANADA, INC.


                                      By: /s/ BRUCE M. GOLDBERG
                                          --------------------------------------
                                      Its: President
                                           -------------------------------------